UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 23, 2006

CWALT, Inc. (as depositor under an Indenture, dated as of June 23, providing for, inter alia, the issuance of GSC Capital Corp. Mortgage Trust 2006-2, Alternative Loan Trust Notes, Series 2006-2)

CWALT, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	333-131630-30	87-0698307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 Park Granada Calabasas, California		91302
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (818) 225-3237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits.

99.1 Swap Contract Confirmation

99.2 ISDA Novation Agreement

99.3 Swap Contract Administration Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

CWALT, INC.

By:	/s/ Michael Schloessmann
Name:	Michael Shloessmann
Title:	Vice President

Dated: December 15, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Swap Contract Confirmation

99.2	ISDA Novation Agreement

99.3	Swap Contract Administration Agreement